Exhibit 10.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXECUTION COPY

SUPPLY AGREEMENT

by and among

AstraZeneca AB

and

Aralez Pharmaceuticals Trading DAC

Dated October 31, 2016

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION		1

2.	MANUFACTURE AND SUPPLY OF PRODUCT		7

	2.1	Requirements	7
	2.2	Specifications; Change Control	7
	2.3	Compliance with Applicable Laws	9
	2.4	TAA Compliant	9
	2.5	[***]	9

3.	PACKAGING TRANSFER; LICENSE GRANT		9

	3.1	[***]	9
	3.2	Intellectual Property	9

4.	FORECASTS		10

	4.1	Monthly Forecast	10

5.	PURCHASE ORDERS		11

	5.1	Purchase Orders	11
	5.2	AstraZeneca’s Fulfillment of Purchase Orders	12
	5.3	Minimum Order Quantities	13
	5.4	Terms and Conditions	13
	5.5	Accuracy	13

6.	DELIVERY		13

	6.1	Delivery	13
	6.2	Delivery Date	13
	6.3	Documentation	14
	6.4	Packaging	14

7.	RISK AND TITLE		14

	7.1	Risk and Title	14

8.	PRICE		14

	8.1	Supplied Product Price	14
	8.2	Price Changes	14
	8.3	Currency	15

2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

	8.4	Financial Audits	15

9.	INVOICING AND PAYMENT		16

	9.1	Invoicing	16
	9.2	Payment	16
	9.3	Failure to Timely Pay	16
	9.4	Withholding Taxes	16

10.	WARRANTIES		17

	10.1	Warranty by AstraZeneca	17
	10.2	Warranty by Buyer	17

11.	SHORTAGE OR NON-CONFORMING PRODUCT		17

	11.1	Shortage or Non-Conforming Product	17
	11.2	Remedies for Shortage or Non-Conformance	17
	11.3	Return or Destruction of Non-Confirming Products	17
	11.4	Disagreement	18
	11.5	Referral to Independent Expert	18
	11.6	[***]	18

12.	REGULATORY MATTERS		18

	12.1	Quality Agreement	18
	12.2	Records	18
	12.3	Regulatory Inspections	18
	12.4	Quality Audits	19
	12.5	Product Recall	20
	12.6	Adverse Event Reporting	20

13.	CONFIDENTIALITY		20

	13.1	Confidentiality	20
	13.6	Press Releases; Public Announcements	22
	13.7	Injunctive Relief	22
	13.8	Return or Destruction of Confidential Information	22
	13.9	Permitted Retention of Confidential Information	22

14.	INDEMNIFICATION		23

	14.1	Indemnification of AstraZeneca	23
	14.2	Indemnification of Buyer	23

3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

	14.3	Indemnification Claim Procedure	23
	14.4	No Limitation on Direct Claims	23

15.	LIABILITY		23

	15.1	Disclaimer	23
	15.2	Limitation of Liability	24
	15.3	Maximum Liability	24
	15.4	Recovery of Damages	24

16.	INSURANCE		24

	16.1	Insurance	24

17.	FORCE MAJEURE		25

	17.1	Force Majeure	25

18.	TERM AND TERMINATION		25

	18.1	Term	25
	18.2	Termination by AstraZeneca	25
	18.3	Termination by Buyer	25
	18.4	Termination by Either Party	25

19.	EFFECT OF TERMINATION		27

	19.1	Effect of Termination	27
	19.2	Effect of Termination by AstraZeneca	27
	19.3	Effect of Termination by Buyer	29
	19.4	Effect of Mutual Termination	29
	19.5	[***]	29
	19.6	[***]	30
	19.7	Manufacturing Technology Transfer	31
	19.8	Technology Transfer Limitations	31
	19.9	Survival	31

20.	INDEPENDENT CONTRACTORS		32

	20.1	Independent Contractors	32

21.	NOTICES		32

	21.1	Notice Requirements	32
	21.2	Day-to-day Communications	33

4

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

22.	MISCELLANEOUS		33

	22.1	Setoff Rights	33
	22.2	Amendment and Waiver	33
	22.3	Counterparts	34
	22.4	Severability	34
	22.5	Headings	34
	22.6	Assignment	34
	22.7	Intentionally Omitted	34
	22.8	No Benefit to Third Parties	34
	22.9	Entire Agreement	35
	22.10	Governing Law, Jurisdiction and Venue	35
	22.11	Delivery of Agreement	35

SCHEDULE 1		SUPPLY PRICE	I

SCHEDULE 2		DOCUMENTATION TO ACCOMPANY DELIVERIES	II

SCHEDULE 3		SPECIFICATION	III

SCHEDULE 4		MINIMUM ORDER QUANTITIES	IV

5

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

THIS SUPPLY AGREEMENT (this “Supply Agreement” or this “Agreement”) is dated October 31, 2016 (the “Effective Date”)

BETWEEN:

(1)                                 ASTRAZENECA AB, a Swedish corporation and a member of the AstraZeneca group of companies (“AstraZeneca”); and

(2)                                 ARALEZ PHARMACEUTICALS TRADING DAC, an Irish designated activity company (“Buyer”);

(each a “Party”, collectively the “Parties”).

BACKGROUND:

(A)                               AstraZeneca, Buyer and Aralez Pharmaceuticals Inc. (solely for purposes of Section 9.16 thereof) entered into that certain Asset Purchase Agreement, dated as of October 3, 2016 (the “Purchase Agreement”), pursuant to which Buyer agreed to purchase and AstraZeneca agreed to sell certain assets and rights associated with the Product in the Territory (each, as defined in the Purchase Agreement).

(B)                               In accordance with the terms and conditions of the Purchase Agreement, AstraZeneca and Buyer have agreed to enter into an agreement pursuant to which AstraZeneca will supply to Buyer, and Buyer will purchase from AstraZeneca, Buyer’s entire requirements, subject to certain limitations described herein, of Supplied Products for distribution and sale in the Territory.

(C)                               For the avoidance of doubt, this Supply Agreement is the Supply Agreement defined and referred to in the Purchase Agreement.

(D)                               Pursuant to the terms and subject to the conditions of the Purchase Agreement, AstraZeneca and Buyer have also agreed to enter into a Quality Agreement, which shall include provisions with respect to release testing, change control procedures with respect to the specifications and the manufacturing processes for the Supplied Products, stability testing and record retention requirements with respect to recalls.

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Supply Agreement, the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Unless otherwise defined in this Supply Agreement, capitalized terms used in this Supply Agreement have the meanings ascribed to them in the Purchase Agreement.

1.2                               In this Supply Agreement, the following words and expressions shall have the following meanings:

“AG Finished Product” means the Authorized Generic Product packaged with primary packaging, secondary packaging and patient information leaflet, or otherwise packaged with items set forth in the Specification, in a commercially presented outer carton Labeled for the purpose of sale to an end-user in the Territory;

“Apparent Defects” has the meaning given in Clause 11.1(a);

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

“Assignment” has the meaning given in Clause 22.6;

“AstraZeneca” has the meaning given in the introductory paragraph hereto;

“AstraZeneca Confidential Information” has the meaning given in Clause 13.3;

“AstraZeneca Indemnitee” has the meaning given in Clause 14.1;

“AstraZeneca Permitted Purpose” has the meaning given in Clause 13.2;

“Branded Product” means the Product packaged with primary packaging, secondary packaging and patient information leaflet, or otherwise packaged with items set forth in the Specification, in a commercially presented outer carton Labeled for the purpose of sale to an end-user in the Territory;

“Breaching Party” has the meaning given in Clause 18.4(a);

“Buyer” has the meaning given in the introductory paragraph hereto;

“Buyer Confidential Information” has the meaning given in Clause 13.2;

“Buyer Indemnitees” has the meaning given in Clause 14.2;

“Buyer IP” means all Purchased Regulatory Approvals, Purchased Regulatory Documentation, Purchased Product Records, trademarks, trade names, logos, trade dress, copyrights and data, information, patents, other intellectual property rights and know-how, in each case, Controlled by Buyer or its Affiliates as of the Effective Date or at any time during or after the Supply Term;

“Buyer Permitted Purpose” has the meaning given in Clause 13.3;

“Buyer Requested Changes” has the meaning given in Clause 2.2(g);

“Certificate of Analysis” means the certificate of analysis to accompany each Delivery of Supplied Product delivered to Buyer, which certifies that such Supplied Product has been Manufactured and tested in compliance with its Specification and which is in the form set out in the Quality Agreement;

“Commercially Reasonable Efforts” means, with respect to the Manufacture and supply of Supplied Products provided hereunder, the carrying out of such activities in a diligent manner using efforts and resources comparable to the efforts and resources commonly used in the contract manufacturing industry for pharmaceutical products;

“Confidential Information” has the meaning given in Clause 13.1;

“Confidentiality Period” has the meaning given in Clause 13.2;

“Controlled” means, with respect to any Purchased Regulatory Approval, Purchased Regulatory Documentation, Purchased Product Record or intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Purchased Regulatory Approvals Purchased Regulatory Documentation, Purchased Product Record or intellectual property right, as provided for herein, the Purchase Agreement or in any Ancillary Agreement without violating the terms of any Contract or other arrangement with any Third Party or without the need to secure any Third Party consent for use as permitted herein.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

“Credit Note” shall mean a credit memo issued by AstraZeneca to Buyer and usable by Buyer as an offset against amounts payable to AstraZeneca by Buyer or, if no such amounts are outstanding at the time of termination or expiration of this Supply Agreement, for a refund from AstraZeneca to Buyer which AstraZeneca shall pay to Buyer no later than [***] days after any such termination or expiration;

“Deliver” or “Delivery” has the meaning given in Clause 6.1;

“Delivery Location” means the location for delivery of a Supplied Product, which, prior to a Packaging Transfer, shall be AstraZeneca’s facility located at 587 S. Old Baltimore Pike, Newark, DE 19702, United States of America and following a Packaging Transfer shall be the selected Third Party packager’s facility in the United States designated by AstraZeneca in writing;

“Disclosing Party” has the meaning given in Clause 13.1;

“Effective Date” has the meaning given in the introductory paragraph hereto;

“Excess Volume” has the meaning given in Clause 4.1(c);

“Excess Volume Month” has the meaning given in Clause 4.1(c);

“Facility” means the AstraZeneca facility where the bulk form of the Supplied Product is Manufactured, which is currently at Gärtunavägen, SE-151 85, Södertälje, Sweden;

“Firm Orders” has the meaning given in Clause 4.1(b);

“Force Majeure Event” means any event beyond a Party’s reasonable control that is in the nature of fires, floods, earthquakes, hurricanes, embargoes, epidemics or pandemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes or similar labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, or omissions or delays in acting by any Governmental Authority;

“Forecast” has the meaning given in Clause 4.1;

“Independent Expert” has the meaning given in Clause 11.4;

“Indirect Taxes” has the meaning given to such term in the Purchase Agreement;

“Initial Average Volume” has the meaning given in Clause 4.1(d);

“Initial Excess Volume” has the meaning given in Clause 4.1(d);

“Initial Term” has the meaning given in Clause 18.1;

[***];

“IT Media” has the meaning given in Clause 13.9;

“Labeling” means all labels, package inserts, carton imprints and all other markings on packaging for the Supplied Products that are defined as labels or labeling under any relevant Regulatory Approval (excluding, for the avoidance of doubt, any transportation packaging);

[***];

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

“Manufacturing Know-How” means all data, information and know-how that (a) is not generally known, (b) is Controlled by AstraZeneca or any of its Affiliates as of the Effective Date or at any time thereafter and (c) is used by or on behalf of AstraZeneca or its Affiliates for the Manufacture or supply of Supplied Product as of the Effective Date or at any time thereafter;

“Manufacturing Process” has the meaning set forth in Clause 2.2(d);

“Minimum Order Quantity” or “Minimum Order Quantities” means the minimum order quantity for each SKU as set forth in Schedule 4; [***].

“Non-Conforming Product” means any Supplied Product which, at the time of delivery to the Delivery Location, does not conform with the requirements of Clause 11.1;

“Notice Period” has the meaning given in Clause 18.4(a);

“Packaging Transfer” has the meaning given in Clause 3.1;

“Party” has the meaning given in the introductory paragraph hereto;

“Personnel” means the employees, officers, agents and contractors of a Party or (where, the context requires) those of a Party’s Affiliates;

“PO Quarter” has the meaning given in Clause 5.1(b);

“Preference Period” has the meaning given in Clause 5.2(b);

“Price” means the price as applicable under Clause 8.1;

[***];

“Proportional Amount” has the meaning given in Clause 19.6;

“Purchase Agreement” has the meaning given in the Background section hereto;

“Purchase Order” has the meaning given in Clause 5.1;

“Quality Agreement” means the quality assurance agreement agreed between the Parties in relation to the Supplied Products, as such agreement may be amended or replaced by agreement between the Parties in writing from time to time;

“Receiving Party” has the meaning given in Clause 13.1;

“Remaining Term” has the meaning given in Clause 18.1;

“Required Change” has the meaning given in Clause 2.2(e);

“RoW Product” has the meaning given in Clause 19.4;

“SKU” means, with respect to the Branded Product or the AG Finished Product, a stock keeping unit designated for such product;

“Shortage” means the quantity of any SKU of Supplied Product actually delivered to Buyer that is less than the quantity for such SKU set out in the Purchase Order unless the actual

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

quantity of such SKU delivered is only [***] (or a smaller percentage) less than the amount of such SKU ordered in such Purchase Order;

“Six Month Average Volume” has the meaning given in Clause 4.1(c);

“SOTC Period” means the Service Period (as defined in the Transitional Services Agreement) for the SOTC Services (as defined in the Transitional Services Agreement) set forth in Schedule 2.1 to the Transitional Services Agreement;

“Specification” means, on a Supplied Product-by-Supplied Product basis, the written specifications for the characteristics, quality and processing of such Supplied Product as set forth on Schedule 3, as such specification may be amended or replaced from time to time in accordance with the Quality Agreement (or, prior to the effectiveness of the Quality Agreement, Clause 2.2(e));

“Start-Up Month” has the meaning given in Clause 4.1(d);

“Supplied Product” means the Branded Product and the AG Finished Product;

“Supply Agreement” has the meaning given in the introductory paragraph hereto;

“Supply Term” has the meaning given in Clause 18.1;

“Technology Recipient” has the meaning given in Clause 19.7;

“Technology Transfer” has the meaning given in Clause 19.7;

“Third Party” means any Person other than AstraZeneca, Buyer and their respective Affiliates and permitted successors and assigns; and

“Third Party Claims” has the meaning given in Clause 14.1.

1.3                               In this Supply Agreement, except to the extent expressly provided otherwise herein:

(a)                                 when a reference is made in this Supply Agreement to a Clause or Schedule, such reference is to a Clause of or a Schedule to this Supply Agreement respectively, and all Schedules to this Supply Agreement form a part hereof for all purposes;

(b)                                 the contents page and headings are included for convenience only and shall not affect the interpretation or construction of this Supply Agreement;

(c)                                  any reference to a Party or the Parties is to a Party or the Parties (as the case may be) to this Supply Agreement and shall include any permitted assignees of a Party;

(d)                                 any use of the masculine, feminine or neuter gender respectively includes the other genders and any reference to the singular includes the plural (and vice versa);

(e)                                  the words including, includes or include, whenever used in this Supply Agreement, are deemed to be followed by the words “without limitation”; in particular means “in particular but without limitation”, “such as” means “such as without limitation” and other general words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things;

(f)                                   any reference to “US Dollars” or “$” is to the lawful currency from time to time of the United States of America;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(g)                                  references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, in each case, as in effect at the relevant time of reference thereto;

(h)                                 the word “or” is used in the inclusive sense, as in “and/or”;

(i)                                     the words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Supply Agreement refer to this Supply Agreement as a whole and not to any particular provision of this Supply Agreement;

(j)                                    the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”;

(k)                                 all terms defined in this Supply Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined in such certificate or other document, and all definitions contained herein apply both to the singular and plural forms of such terms;

(l)                                     any reference to writing shall include any modes of reproducing words in a legible and non-transitory form (excluding short-message-service (SMS), e-mail and other electronic communications, save that e-mail may be used as a means of delivering written notice for the purposes of Clause 21 (for example, where a PDF copy of a written notice is sent as an attachment to an e-mail)) and as provided in Clause 21.2; and

(m)                             reference to any date or time is a reference to such date or time in New York, New York.

2.                                      MANUFACTURE AND SUPPLY OF PRODUCT

2.1                               Requirements. Pursuant to the terms and subject to the conditions of this Supply Agreement, during the Supply Term, Buyer shall purchase, and AstraZeneca shall Manufacture and supply, all of Buyer’s requirements of Supplied Products pursuant to this Supply Agreement, and Buyer shall use the Supplied Product supplied hereunder solely for Exploitation of the Product and the Authorized Generic Product in the Territory; provided, however, that if (a) AstraZeneca shall fail to Manufacture and supply at least [***], or (b) the Parties have agreed that neither Buyer nor any Affiliate, transferee, licensee or assignee of Buyer is required to make any Royalty Payments under the Purchase Agreement, then Buyer shall be permitted, without limiting the obligations and rights of the Parties hereunder, to source supply and Manufacture of the Supplied Products or any portion thereof from any Third Party.  [***], neither AstraZeneca nor any Affiliate thereof will supply or Manufacture any Supplied Product or any other product approved for the same indication as the Supplied Product containing the API as an active pharmaceutical ingredient to any Person (other than Buyer or its Affiliates) for distribution, marketing, promotion, offering for sale, sale or commercialization in the Territory.

2.2                               Specifications; Change Control .

(a)                                 AstraZeneca shall Manufacture the Supplied Products in accordance with the Specifications.

(b)                                 AstraZeneca shall retain samples of each batch of Supplied Products supplied to Buyer pursuant to this Supply Agreement as described in the Quality Agreement and manage any stability programs required by regulatory requirements including storage, testing and reporting, as necessary.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(c)                                  AstraZeneca shall perform, or cause to be performed, the tests required to be performed by AstraZeneca as set forth in the applicable Specification and the Quality Agreement on each lot of Supplied Product Manufactured pursuant to this Supply Agreement before Delivery thereof to Buyer, and upon the reasonable request of Buyer, AstraZeneca shall make the results of such tests available to Buyer, its agents, representatives or applicable regulators.

(d)                                 The procedures governing changes to any applicable Specification or the process or procedures used to Manufacture the Supplied Product (the “Manufacturing Process”) shall be set forth in the Quality Agreement; provided that such procedures shall not be inconsistent with this Clause 2.2.  If, in accordance with the Quality Agreement or this Clause 2.2, a change is made to any Specification or the Manufacturing Process, then prior to AstraZeneca implementing any such change, Buyer shall (i) submit all supplemental applications or reports to Governmental Authorities with respect to the Supplied Products, if required, to reflect such change, (ii) use commercially reasonable efforts to obtain all approvals required by Governmental Authorities with respect to such change, provided, however, that such change shall not be made until all such approvals have been obtained and (c) promptly provide copies of the materials referenced in clauses (i) and (ii) to AstraZeneca.  Any costs or expenses incurred by Buyer in connection with complying with its obligations pursuant to the preceding sentence shall be paid by Buyer unless the applicable change is effected at the request of AstraZeneca or its Affiliates (and does not constitute a Required Change or Buyer Requested Change), in which case all such costs and expenses shall be paid by AstraZeneca (or, if paid by Buyer, promptly reimbursed to Buyer by AstraZeneca promptly following receipt of a request therefor from Buyer).

(e)                                  If any change to any Specification or the Manufacturing Process are required due to regulatory requirements in the Territory or the country of Manufacture (each a “Required Change”), then AstraZeneca will use Commercially Reasonable Efforts to implement such change as promptly as practicable following receipt of notice of such Required Change and in any event within any deadline for implementation required by applicable Law or the relevant Governmental Authority.  With regard to any one-time implementation costs associated with the Required Change (including costs of obsolete materials that cannot otherwise reasonably be used by AstraZeneca, work in process and Supplied Product that has been Manufactured but not yet delivered), Buyer will bear such one-time implementation costs (or, if such change affects other lines or products, a reasonable and proportionate share thereof), unless such Required Change is due to events both inside and outside the Territory, in which case the Parties will reasonably determine an equitable apportionment of such one-time implementation costs, taking into account, among other things, (i) anticipated volumes of Supplied Product to be Manufactured for sale in the Territory compared to anticipated volumes of product to be Manufactured for sale outside of the Territory and (ii) affected products other than Supplied Product.  If either Party receives notice, or is otherwise informed of, any Required Change, such Party will deliver notice thereof to the other Party as promptly as practicable.  AstraZeneca shall provide to Buyer such information as Buyer may reasonably request in respect of any one-time implementation costs that Buyer is required to pay, in whole or in part, pursuant to this Clause 2.2(e), including such information as Buyer may reasonably request in respect of the allocation of such one-time implementation as contemplated hereby.

(f)                                   AstraZeneca may amend, modify or supplement the Manufacturing Process or any source of materials with respect to Supplied Product upon [***] prior written notice to Buyer (or such shorter period as may be practicable under the circumstances), provided that no such change may take effect if it would cause Buyer to be in

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

violation of applicable Law or require Buyer to cease the Exploitation of the Product in the Territory, it being agreed that, if required in connection with any such amendment, modification or supplement, Buyer shall comply with the terms set forth in Clause 2.2(d) in connection therewith.  If AstraZeneca shall deliver any such written notice in respect of any such amendment, modification or supplement, then it shall thereafter provide to Buyer such additional information with respect thereto as Buyer may reasonably request.  AstraZeneca may also amend, modify or supplement any Specifications with respect to Supplied Product with the prior written consent of Buyer, provided that Buyer shall not unreasonably withhold, delay or condition such consent.  The costs of implementing any such amendment, modification, supplement or changes will be borne by AstraZeneca.

(g)                                  AstraZeneca will implement any changes to any Specification or the Manufacturing Process reasonably requested by Buyer (“Buyer Requested Changes”), provided that (i) such changes do not require material capital expenditures by AstraZeneca to implement unless Buyer agrees to bear the entire cost and expense of such material capital expenditures, (ii) any costs and expenses (including costs of obsolete materials that cannot otherwise reasonably be used by AstraZeneca, work in process and Supplied Product that has been Manufactured but not yet delivered) associated with such changes requested by Buyer are paid by Buyer (other than the costs associated with initially changing over to Buyer’s label for the Branded Product, which shall be borne by AstraZeneca), and (iii) such changes do not impact the Manufacture, distribution or sale of the Supplied Product outside of the Territory unless, in the case of (iii), such changes are necessary to enable Buyer to continue to sell the Supplied Product in the Territory.

2.3                               Compliance with Applicable Laws. In performing their respective obligations under this Supply Agreement and the Quality Agreement, each Party shall comply in all material respects with applicable Laws.

2.4                               TAA Compliant.  At all times during the Initial Term, AstraZeneca shall ensure that the Facility and the Manufacture and supply of the Supplied Product pursuant to the terms hereof remains compliant with the Trade Agreements Act (19 U.S.C. & 2501-2581) or any successor act or Law.

2.5                               [***].

3.                                      PACKAGING TRANSFER; LICENSE GRANT

3.1                               [***].

3.2                               Intellectual Property.

(a)                                 AstraZeneca will retain all right, title and interest in and to any intellectual property used in connection with the Manufacture of the Supplied Product, other than the Buyer IP, which will be retained by Buyer or its Affiliates.

(b)                                 Buyer, on behalf of itself and its Affiliates, hereby grants to AstraZeneca and its Affiliates a worldwide, irrevocable, non-exclusive, royalty-free, fully paid-up, non-transferable (other than to a Third Party packager in connection with a Packaging Transfer under Clause 3.1 or a Third Party manufacturer in connection with a Technology Transfer under Clause 19.7) license and a right of reference and use under the Buyer IP that is necessary for the performance of AstraZeneca’s obligations hereunder, with the right to grant further licenses and sublicenses or rights of

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

reference and use, in each case solely to the extent necessary for AstraZeneca and its Affiliates to perform their obligations hereunder.

(c)                                  AstraZeneca, on behalf of itself and its Affiliates, hereby grants to Buyer and its Affiliates a worldwide, irrevocable, non-exclusive, royalty-free, fully paid-up, non-transferable license and right of use to the Manufacturing Know-How, with the right to grant further licenses and sublicenses or rights of use, to the extent necessary for Buyer and its Affiliates to supply and Manufacture, or have supplied and Manufactured on their behalf, the Product and the Authorized Generic Product solely for Exploitation in the Territory.  The license granted under this Clause 3.2(c) may only be exercised by Buyer (a) to effect a Technology Transfer or (b) following notice of the termination of this Supply Agreement.

4.                                      FORECASTS

4.1                               Monthly Forecast.

(a)                                 Beginning on December 7, 2016, Buyer shall provide AstraZeneca, on or before the fifth Business Day of each calendar month during the Supply Term, with a written rolling, non-binding (except as set forth in Clause 4.1(b)) forecast of its anticipated requirements, in whole multiples of the Minimum Order Quantities, for Supplied Product in the Territory broken out on a month-by-month basis by SKU and indicating for each calendar month whether the anticipated requirements are for Branded Product or AG Finished Product, for the subsequent [***] period (each, a “Forecast”).

(b)                                 The forecasted quantities of Supplied Product for the calendar month in which the SOTC Period ends or any calendar month prior to such calendar month in which the SOTC Period ends shall be non-binding.  Subject to the preceding sentence, forecasted quantities for the first [***] of each Forecast shall be binding on Buyer.  The forecasted quantities of Supplied Product that are binding on Buyer pursuant to this Clause 4.1(b) are referred to as “Firm Orders” and may not be changed without AstraZeneca’s written consent (which may be withheld in its sole discretion), but without limitation of the terms and obligations set forth in Clause 5.1(a).

(c)                                  [***].

(d)                                 [***].

(e)                                  Buyer shall reasonably cooperate with and inform AstraZeneca as far in advance as reasonably practicable of any significant expected or known changes to Forecasts (including with respect to forecasted quantities of Supplied Product and allocation of such Supplied Product between SKUs).

5.                                      PURCHASE ORDERS

5.1                               Purchase Orders.

(a)                                 Buyer shall deliver to AstraZeneca a written purchase order (“Purchase Order”) in respect of each Firm Order for which Buyer has not previously submitted a Purchase Order in accordance with this Clause 5.1.  Each Purchase Order shall be binding on Buyer and shall specify the Supplied Products ordered on an SKU-by-SKU basis and indicating whether the Supplied Product ordered is Branded Product or AG Finished Product, the quantities of SKU of Supplied Product ordered, and the requested calendar month of Delivery.  The quantity of an SKU specified in any Purchase Order

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

submitted by Buyer to AstraZeneca for Delivery in the applicable calendar month shall be, in the case of any SKU of AG Finished Product, no more than [***] and no less than [***] of, and in the case any SKU of the Branded Product, equal to, the quantity of such SKU forecasted by Buyer in the Firm Order for such calendar month and shall be the applicable Minimum Order Quantity for such SKU, or whole multiples thereof.  [***].  AstraZeneca shall use its Commercially Reasonable Efforts to supply the quantities of each such SKU specified in Buyer’s proposed reallocation notice, but shall not have any liability for its failure to do so (without limitation of its obligations to supply and Manufacture Supplied Product as set forth in this Agreement without giving effect to such proposed reallocation).  All Purchase Orders for Supplied Product submitted by Buyer to Supplier shall reference this Supply Agreement and shall be governed exclusively by the terms contained herein and the Quality Agreement.

(b)                                 On or prior to the fifth Business Day of each Calendar Quarter of the Supply Term (each such Calendar Quarter, a “PO Quarter”), commencing with the Calendar Quarter in which the SOTC Period will terminate (or, if the SOTC Period will terminate on a day that is not the last day of a Calendar Quarter, on or prior to the fifth Business Day of the Calendar Quarter prior to the Calendar Quarter in which the SOTC Period terminates), Buyer shall deliver to AstraZeneca a Purchase Order that complies with this Clause 5.1 specifying the quantities of Supplied Product to be delivered in each calendar month in the Calendar Quarter immediately following the PO Quarter (or, if the SOTC Period will terminate on a day that is not the last day of a Calendar Quarter, the quantities of Supplied Product to be delivered in each calendar month in the Calendar Quarter in which the SOTC Period terminates that follows the termination of the SOTC Period).

(c)                                  In the event that the quantity of any SKU of Supplied Product Delivered by AstraZeneca differs from the quantity for such SKU ordered in the applicable Purchase Order, Buyer shall pay AstraZeneca for the quantity of such SKU of Supplied Product Delivered, rather than the quantity ordered, to the extent that the quantity of such SKU Delivered is not more than [***] of the quantity of such SKU required in the Purchase Order, but if such quantify is less than the quantity required by the applicable Purchase Order, subject to Clause 6.2, such payment shall not affect the rights or obligations of the Parties hereunder in respect thereof.

5.2                               AstraZeneca’s Fulfillment of Purchase Orders.

(a)                                 For a given Purchase Order, AstraZeneca shall promptly (and, in any event, within three Business Days) notify Buyer in writing if it becomes aware or believes that it will not be able to satisfy a particular Purchase Order on time, in full or at all, which notice shall include an explanation in reasonable detail of the reason for AstraZeneca’s failure to comply with a particular Purchase Order and its proposed course of action for remedying such failure. In such case the Parties shall meet to discuss in good faith the potential interruption of supply to resolve such issues and appropriate steps to maintain continuity of supply.  If AstraZeneca fails to supply the quantities required pursuant to a given Purchase Order, subject to Clause 11, [***], AstraZeneca shall replace the shortfall as soon as reasonably possible, and the Parties shall cooperate in good faith to agree upon an appropriate number of replacement batches of Supplied Products.

(b)                                 [***].

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

5.3                               Minimum Order Quantities. All quantities of Supplied Product ordered by Buyer pursuant to Purchase Orders submitted hereunder shall be in the applicable Minimum Order Quantities set forth on Schedule 4, or whole multiples thereof.

5.4                               Terms and Conditions. Each Purchase Order shall be the subject of a separate contract of sale between AstraZeneca and Buyer. All Purchase Orders shall be on the terms and conditions set out in this Supply Agreement and in the Quality Agreement. All other terms and conditions (including any terms and conditions which Buyer or AstraZeneca purports to apply under any purchase order, specification or other document attached to any Purchase Order) are hereby excluded.

5.5                               Accuracy. Buyer shall be responsible for ensuring that its Forecasts and Purchase Orders comply with the requirements of this Supply Agreement.

6.                                      DELIVERY

6.1                               Delivery. AstraZeneca shall deliver to Buyer the Supplied Products ordered pursuant to a given Purchase Order at the Delivery Location FCA (Incoterms® 2010) (a “Delivery” or, as a verb, “Deliver”).

6.2                               Delivery Date. Subject to the last two sentences of this Clause 6.2, AstraZeneca will Deliver all Supplied Product ordered by Buyer for a calendar month by the last Business Day of such calendar month, and may make multiple Deliveries during a calendar month that in total, supply all of the Supplied Product ordered by Buyer for such calendar month; provided, that (a) without limiting the terms of the last sentence of this Clause 6.2, unless otherwise requested by Buyer, AstraZeneca shall use its Commercially Reasonable Efforts to minimize the number of Deliveries each calendar month, and (b) if the quantity of Supplied Product for any SKU delivered by AstraZeneca for such calendar month is less than or equal to [***] and greater than or equal to [***] of the quantity of Supplied Product for such SKU set forth in the applicable Purchase Order, then AstraZeneca shall be deemed to have delivered the quantity of Supplied Product for such SKU in accordance with such Purchase Order.  Subject to the terms of this Agreement, Buyer shall arrange for its nominated carrier to be at the Delivery Location (ready for the Product to be loaded on to the Buyer’s carrier) within five Business Days after AstraZeneca gives Buyer written notice that the Supplied Product is ready for loading.  If for any reason Buyer fails to arrange for its carrier to arrive at the Delivery Location for pickup within this timeframe, then AstraZeneca may at its option either: (a) acting as agent for Buyer and at the Buyer’s expense, arrange for a delivery company to collect the Supplied Product from the Delivery Location for Delivery to any premises of Buyer designated by Buyer; or (b) store the Supplied Product until Buyer collects them and Buyer shall be liable for all related reasonable costs and expenses incurred by AstraZeneca in connection therewith (including, reasonable storage and insurance costs and expenses incurred in respect thereof).  All Deliveries of Supplied Product hereunder shall be in substantially full truck load quantities, except as otherwise requested by Buyer.  Notwithstanding anything in this Supply Agreement to the contrary, AstraZeneca shall not be deemed in breach of its obligation to Deliver any Supplied Product in the calendar month specified for Delivery in the applicable Purchase Order if the sole reason for the failure to make such Delivery is that AstraZeneca holds such Supplied Product after such calendar month in order for the Delivery to be a substantially full truck load quantity, provided that if AstraZeneca intends to delay Delivery because there is not a substantially full truck load quantity of Supplied Product, prior to delaying, AstraZeneca shall provide prior notice (which may be oral) thereof to Buyer to afford Buyer the opportunity to waive the terms set forth in the immediately preceding sentence if Buyer determines to provide such waiver or otherwise elects to have less than a substantially full truck load of Supplied Product delivered hereunder, AstraZeneca shall be required to make Deliveries in accordance with the terms hereof and taking into account such waiver or election, as applicable.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

6.3                               Documentation. All Deliveries must be accompanied by the documentation required to comply with applicable Law or as otherwise specified in Schedule 2.

6.4                               Packaging. AstraZeneca shall package and label the Supplied Products in accordance with this Agreement and its customary practices, including its customary primary packaging and an appropriate shipping container, or such other containers or packaging as the Parties may agree from time to time, and prior to shipment, AstraZeneca shall perform release testing for the Supplied Product pursuant to and in accordance with applicable Law, the applicable Specifications, cGMP and the Quality Agreement.

7.                                      RISK AND TITLE

7.1                               Risk and Title. Title and risk of loss or damage to Supplied Products shall pass to Buyer upon Delivery of the Supplied Products to Buyer in accordance with the terms of this Agreement.

8.                                      PRICE

8.1                               Supplied Product Price.  The Price payable by Buyer to AstraZeneca or its Affiliates, as of the Effective Date, for Supplied Product Delivered hereunder shall be as set forth on Schedule 1, and is subject to adjustment in accordance with this Clause 8.

8.2                               Price Changes.

(a)                                 [***].

(b)                                 [***].

(c)                                  [***].

(d)                                 Buyer and Seller agree that any increase or decrease in the Price for an SKU arising from this Clause 8 shall be reflected in the Prices for the SKUs in any unfilled Purchase Orders (or portion thereof) at the time of such increase or decrease, and for any Purchase Orders submitted thereafter.

(e)                                  AstraZeneca shall use Commercially Reasonable Efforts to provide as much advance notice as possible to Buyer in respect of any proposed Price increase (or decrease) as contemplated hereby.  [***].

8.3                               Currency. All amounts to be paid by Buyer under this Supply Agreement shall be payable in US Dollars.

8.4                               Financial Audits.

(a)                                 Each Party shall keep and maintain complete and accurate records and books of account necessary for the calculation of the amounts payable under this Agreement and, with respect to AstraZeneca, Manufacturing Costs, consistent with its standard procedures and policies in the ordinary course of business and shall maintain such records and books for a period of [***] Calendar Years after the Calendar Year to which such records and books relate, unless a longer retention period is required by Law.

(b)                                 Upon either Party’s request, the other Party shall permit an independent certified public accountant selected by the requesting Party to inspect and audit the records and books maintained by it pursuant to this Clause 8.4 in order to confirm the accuracy and completeness of such records and books of account and all payments hereunder;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

provided, that neither Party shall be entitled to exercise its inspection and audit rights under this Clause 8.4 more than once per Calendar Year, unless, in any case, any prior audit resulted in an adjustment to amounts due hereunder.  The selected independent certified public accountant only shall provide to the Party that requested the audit its summary findings of such audit and not any specific information obtained in the course of such audit (and the engagement letter for such independent certified public accountant shall expressly provide for the same).  The Party requesting the audit shall bear all out-of-pocket costs and expenses incurred in connection with any inspection or audit performed pursuant to this Clause 8.4; provided, however, that the audited Party shall reimburse the Party requesting the audit for all reasonable costs and expenses incurred by such Party in connection with such inspection or audit if any such audit identifies an underpayment to the auditing Party or an overpayment to the audited Party hereunder in excess of [***] of the amount subject to the audit.  In any case, the full amount of any underpayment or overpayment as applicable shall be payable to the applicable Party [***].  All information disclosed pursuant to this Clause 8.4 shall be subject to the non-disclosure and non-use provisions set forth in Clause 13.

9.                                      INVOICING AND PAYMENT

9.1                               Invoicing. All orders under this Supply Agreement shall be invoiced following Delivery of the Supplied Product. Any other costs, expenses or other sums which may be chargeable by AstraZeneca under this Supply Agreement shall be invoiced by AstraZeneca in arrears, on a monthly or a less frequent basis as AstraZeneca may (in its sole discretion) decide.  If requested by Buyer, AstraZeneca will provide Buyer with a reasonable level of supporting documentation for the amounts subject to any invoice.  Notwithstanding the foregoing, Buyer agrees that invoices may be issued by AstraZeneca or any of its U.S. Affiliates so long as the identity of the invoicing party does not increase the amount of such invoice, including any Indirect Taxes payable thereon, relative to the amount of such invoice if AstraZeneca is the invoicing party.

9.2                               Payment. Buyer shall pay each undisputed invoice submitted in accordance this Supply Agreement within [***] days after Buyer’s receipt of the invoice. All payments due to AstraZeneca under this Supply Agreement are exclusive of any Indirect Taxes which may be chargeable, which Buyer shall pay in addition at the rate and in the manner for the time being prescribed by applicable Law, but the Parties shall work reasonably together in an effort to minimize or eliminate, if permitted by applicable Law, any such Indirect Taxes.

9.3                               Failure to Timely Pay. If Buyer fails to pay any undisputed amount payable under this Supply Agreement within [***] days after the due date for payment, then without prejudice to any other rights or remedies that AstraZeneca may have:

(a)                                 [***]; and

(b)                                 without prejudice to Clause 9.3(a) and subject to giving Buyer 10 Business Days prior written notice of its intention to do so, AstraZeneca shall be entitled to suspend any of its obligations under this Supply Agreement until such time as any unpaid and undisputed amounts have been paid in full.

9.4                               Withholding Taxes.  Section 5.9.1 (Withholding Taxes) of the Purchase Agreement shall apply to payments made under this Supply Agreement as if set forth herein mutatis mutandis.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

10.                               WARRANTIES

10.1                        Warranty by AstraZeneca.  AstraZeneca hereby warrants to Buyer that, at the time of Delivery and subject to the accuracy of Buyer’s warranty in Clause 10.2, the Supplied Product (a) shall conform to the applicable Specification at the time of release and shall be in accordance with the Quality Agreement, (b) shall have been Manufactured in compliance with cGMP and other requirements of applicable Laws in the Territory and in the country of Manufacture, (c) shall have a minimum remaining shelf life of [***], (d) shall be free and clear of Encumbrances and (e) shall not be adulterated or misbranded. This warranty is exclusive and is in lieu of all other warranties, whether written or oral express, implied or statutory. EXCEPT WITH RESPECT TO THE FOREGOING WARRANTY, THERE IS NO WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE GIVEN BY ASTRAZENECA WITH RESPECT TO SUPPLIED PRODUCTS.

10.2                        Warranty by Buyer. Buyer hereby warrants to AstraZeneca that any change to the Specifications, Labeling or Manufacturing Process for any Supplied Product made or requested by Buyer will comply with all applicable Laws and the Regulatory Approval for such Supplied Product.

11.                               SHORTAGE OR NON-CONFORMING PRODUCT

11.1                        Shortage or Non-Conforming Product. Buyer shall promptly notify AstraZeneca of any Shortage or Non-Conforming Product in any Delivery of Supplied Products, and shall provide AstraZeneca with a reasonably detailed written report of the alleged Shortage or Non-Conformance, not later than:

(a)                                 [***] days after the Delivery of the applicable Supplied Product for any Shortage or any Non-Conformance that, in each case, would reasonably be likely to be discovered through a reasonable visual inspection of such Supplied Product by Buyer (“Apparent Defects”); or

(b)                                 [***] days after the Shortage or Non-Conformance has become apparent, but in any event no later than the actual date of expiry of the shelf-life of the Supplied Product in question, for any Shortage or Non-Conformance which is not an Apparent Defect.

11.2                        Remedies for Shortage or Non-Conformance. Provided Buyer has duly notified AstraZeneca of a Shortage or a Non-Conforming Product in accordance with Clause 11.1, AstraZeneca shall at Buyer’s option either and without limitation of any other rights or remedies of Buyer under this Supply Agreement arising as a result thereof (with such other rights or remedies being subject to the terms set forth in Clause 15 hereof):

(a)                                 in the case of any Shortage, make up the Shortage as soon as reasonably practicable, at AstraZeneca’s cost and expense (including shipping costs); and

(b)                                 in the case of any Non-Conforming Product, (i) replace the Non-Conforming Product as soon as reasonably practicable given the nature of the non-conformance, at AstraZeneca’s cost and expense (including shipping costs) or (ii) only in the case of AG Finished Product, provide Buyer with a Credit Note equal to the quantity of such Non-Conforming Product multiplied by the Price applicable to such Non-Conforming Product at the time of purchase.

11.3                        Return or Destruction of Non-Conforming Products.  Buyer shall, at AstraZeneca’s option and expense (including shipping costs), return to AstraZeneca or destroy in an environmentally acceptable manner, in accordance with applicable Law (and certify

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

destruction of) any Non-Conforming Product and provide evidence of such destruction to AstraZeneca for purposes of reimbursement, which reimbursement shall be made within [***] days after the provision of such evidence.

11.4                        Disagreement. If a dispute arises between the Parties as to whether or not a Supplied Product is a Non-Conforming Product which cannot be resolved by the Parties within [***] days of a claim being notified by Buyer to AstraZeneca, either Party may require that the matter in dispute be referred to an independent testing laboratory or other appropriate independent expert mutually agreed upon by the Parties or, failing agreement, appointed by the ICC International Centre for Expertise at the request of either Party (the “Independent Expert”).

11.5                        Referral to Independent Expert. The referral of any matter to the Independent Expert pursuant to Clause 11.4 shall be solely for the purpose of establishing whether or not there has been a supply of Non-Conforming Product. Except in the case of fraud or manifest error on the part of the Independent Expert, the decision of the Independent Expert will be final and binding upon the Parties. If the Independent Expert decides that the relevant Supplied Product is a Non-Conforming Product, the costs of the Independent Expert will be borne by AstraZeneca. If the Independent Expert decides that the relevant Supplied Product is not a Non-Conforming Product, the costs of the Independent Expert will be borne by Buyer.

11.6                        [***].

12.                               REGULATORY MATTERS

12.1                        Quality Agreement. The Parties shall enter into a Quality Agreement within [***] days following the date hereof.  In the event of a discrepancy between the Quality Agreement and this Supply Agreement, the terms of the Quality Agreement shall govern solely in relation to quality-related matters, and this Supply Agreement shall govern all other matters.

12.2                        Records. AstraZeneca shall, and shall cause its Affiliates and any subcontractors to, keep appropriate records of the work performed under this Supply Agreement, including records pertaining to the methods and facilities used by it for the Manufacture, storage, and testing of Supplied Products. AstraZeneca shall maintain all records and reports with respect to the Manufacture and supply of Supplied Products (and in relation to the provision of any other services) under this Supply Agreement as required by applicable Laws or by the terms of any Regulatory Approval.

12.3                        Regulatory Inspections. If, during or, to the extent related to the Supplied Product, at any time following the Supply Term, any Regulatory Authority contacts a Party or its Affiliates in connection with any regulatory purpose (including, but not limited to, inspections, inquiries and notices) with respect to (a) the Supplied Products or (b) the Facility or other location at which any portion of the Manufacturing activities hereunder are undertaken (but in the case of this clause (b), only to the extent such contact is with respect to the supply or Manufacture of the Supplied Products or otherwise could reasonably be expected to have a material impact on or otherwise materially affect the Supplied Product or the ability of AstraZeneca to Manufacture or supply the same pursuant to the terms hereof), then (to the extent permitted by applicable Laws) that Party shall promptly (and, in any event, within three Business Days) notify the other Party thereof, which notification shall contain a reasonable description of the nature of such contact, including as to the substance thereof.  Thereafter, to the extent permitted by applicable Law, the Parties shall keep each other reasonably informed in respect of any communications with, documentation provided to, or interactions with, any such Regulatory Authority and shall provide to the other Party such additional information with respect thereto as such other Party may reasonably request.  Without limitation of the foregoing, to the extent any communications, documentation or interaction relates to (i) the Supplied Products or (ii) the Facility or other location at which any portion of the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Manufacturing activities hereunder are undertaken (but in the case of this clause (ii), only to the extent the foregoing is with respect to the supply or Manufacture of the Supplied Products or otherwise could reasonably be expected to have a material impact on or otherwise materially affect the Supplied Product or the ability of AstraZeneca to Manufacture or supply the same pursuant to the terms hereof), the Party not receiving or making, providing or participating in such communications, documentation or interaction shall have the right to review and provide to the Party making, providing or participating in such communications, documentation or interaction comments to such communications, documentation or interactions, to the extent permitted by applicable Law, and the Parties shall cooperate in good faith with respect thereto, including by considering any such comments in good faith.  The Party contacted by the Regulatory Authority shall, subject to the terms hereof, be solely responsible for coordinating with the Regulatory Authority with respect to any such visit or inspection, including in developing any response to observations made by the Regulatory Authority, provided that if the Party contacted by the Regulatory Authority shall be the Buyer and the nature of the contact relates to the Manufacturing and supply of the Supplied Product hereunder, then AstraZeneca shall provide such reasonable assistance as the Buyer may require in connection therewith, without limitation of the other terms of this Agreement, including Clause 12.4.

12.4                        Quality Audits. During the Supply Term, upon Buyer’s reasonable request (but no more than once in any Calendar Year except such limitation shall not apply for “cause” based audits under the Quality Agreement), AstraZeneca shall allow Buyer or its authorized representatives or any Regulatory Authority with jurisdiction in the Territory (or that otherwise regulates Buyer with respect to the Supplied Product and makes an inspection request) to audit the records and inspect the premises of AstraZeneca and its Affiliates in which the Supplied Products are Manufactured, stored, or tested, as applicable during normal business hours and at a date and time mutually agreed by the Parties for the purposes of verifying AstraZeneca’s compliance with: (i) the Specifications; (ii) applicable Laws (including verifying that Manufacture of each Supplied Product complies with applicable Laws); (iii) this Agreement; and (iv) the requirements of any Regulatory Approvals in connection with this Supply Agreement; subject in each case to any reasonable conditions stipulated by AstraZeneca. Any such audit or inspection shall be at Buyer’s expense, except to the extent that such an audit or inspection reveals that AstraZeneca has materially failed to comply with such requirements or this Agreement, in which case AstraZeneca will not charge Buyer any expenses and will reimburse Buyer for its reasonable out-of-pocket expenses incurred in performing such audit or inspection, including no charge for and reimbursement of reasonable out-of-pocket expenses regarding a follow-up audit relating to the same material failure. AstraZeneca shall promptly resolve using Commercially Reasonable Efforts any quality issues raised by any inspections of its own facilities and those of its Affiliates and its permitted subcontractors as provided in the Quality Agreement, and to the extent AstraZeneca or its Affiliates identifies any such quality issues, AstraZeneca shall, and shall cause its Affiliates to, provide notice thereof to Buyer.  Buyer shall use commercially reasonable efforts to limit the duration and number of individuals that participate in any such audit or inspection pursuant to this Clause 12.4, provided that in no event shall such audit or inspection be longer than two days in duration or conducted by more than two individuals representing Buyer.  Unless otherwise agreed by the Parties, each Party shall, at its sole cost and expense, maintain in full force and effect all necessary licenses, approvals, permits and other authorizations required by applicable Law to carry out its duties and obligations under this Supply Agreement and the Quality Agreement.  For clarity, neither Buyer nor its representatives shall have a right to access any Manufacturing Know-How that constitutes trade secrets relating to the Manufacturing process of the Supplied Product during an audit or inspection conducted pursuant to this Clause 12.4 unless Buyer is required by applicable Law to make available or cause to be made available such information to the applicable Regulatory Authority, in which case, AstraZeneca shall make such information available directly to the applicable Regulatory Authority.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

12.5                        Product Recall.  The procedures governing recall or market withdrawal of Supplied Product supplied to Buyer hereunder shall be set forth in the Quality Agreement.  Subject to the Purchase Agreement, the Transitional Services Agreement and the Quality Agreement, Buyer will be responsible for all costs of each recall or market withdrawal of the Supplied Product in the Territory that is sold by or on behalf of Buyer following the Closing Date, including reasonable documented costs incurred by or on behalf of AstraZeneca and its Affiliates, except to the extent that such recall or market withdrawal results from a breach of this Supply Agreement or the Quality Agreement by, or negligence on the part of, AstraZeneca or any of its Affiliates or permitted sub-contractors or any of their respective Personnel in connection with the performance of AstraZeneca’s obligations hereunder, in which event AstraZeneca will, [***], be responsible for: (a) the reasonable documented costs and expenses incurred by Buyer and its Affiliates in respect of such recall or market withdrawal; (b) replacing, at AstraZeneca’s expense, the Supplied Product which has to be recalled and (c) the shipping and distribution costs and expenses of such replacement Supplied Product.

12.6                        Adverse Event Reporting. The reporting of adverse events in relation to any Supplied Product supplied to Buyer under this Supply Agreement will be governed by the pharmacovigilance agreement to be entered by the parties pursuant to Section 5.7 of the Purchase Agreement.

13.                               CONFIDENTIALITY

13.1                        Confidentiality.  From and after the Effective Date, all Confidential Information provided by one Party (or its Representatives or Affiliates) (collectively, the “Disclosing Party”) to the other Party (or its Representatives or Affiliates) (collectively, the “Receiving Party”) shall be subject to and treated in accordance with the terms of this Clause 13.  As used in this Clause 13, “Confidential Information” means (a) all information disclosed to the Receiving Party by the Disclosing Party in connection with this Supply Agreement, the Manufacturing Know-How (which shall be deemed to be AstraZeneca Confidential Information) or any Technology Transfer and (b) all memoranda, notes, analyses, compilations, studies and other materials prepared by or for the Receiving Party to the extent containing or reflecting the information in the preceding clause (a).  Notwithstanding the foregoing, Confidential Information shall not include information that, in each case:

(i)                                     was already known to the Receiving Party other than under an obligation of confidentiality (other than Confidential Information known to AstraZeneca or its Representatives or Affiliates due to the prior ownership of the Product and the other assets acquired by the Buyer pursuant to the Purchase Agreement), at the time of disclosure by the Disclosing Party;

(ii)                                  was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(iii)                               became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party other than through any act or omission of the Receiving Party in breach of this Supply Agreement;

(iv)                              is subsequently disclosed to the Receiving Party by a Third Party without obligations of confidentiality with respect thereto; or

(v)                                 is subsequently independently discovered or developed by the Receiving Party without the aid, application or use of Confidential Information.

13.2                        During the Supply Term and the until the fifth anniversary of the date on which this Supply Agreement terminates (the “Confidentiality Period”), all Confidential Information obtained by AstraZeneca (or its Affiliates or Representatives) from Buyer (or its Affiliates or

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Representatives) (the “Buyer Confidential Information”) shall be used solely by AstraZeneca or its Affiliates or Representatives solely as required to (a) perform its obligations or exercise or enforce their respective rights and remedies under this Supply Agreement, the Purchase Agreement or any other Ancillary Agreement or (b) comply with applicable Law or its or its Affiliates’ respective regulatory, stock exchange, Tax or financing reporting requirements (each of (a) and (b), a “AstraZeneca Permitted Purpose”), and for no other purpose.  During the Confidentiality Period, AstraZeneca shall (i) not disclose, or permit the disclosure of, any of the Buyer Confidential Information to any Person except those Persons to whom such disclosure is necessary in connection with any AstraZeneca Permitted Purpose and who are advised of the confidential nature of the Confidential Information and directed to comply with the confidentiality and non-use obligations under this Clause 13; and (ii) treat, and will cause its Affiliates and their respective Representatives to treat, the Buyer Confidential Information as confidential, using the same degree of care as AstraZeneca normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.  AstraZeneca shall be responsible for any use or disclosure of Buyer Confidential Information by any of AstraZeneca’s Affiliates or Representatives that would breach this Clause 13 if such Affiliate or Representative was a party hereto.

13.3                        During the Confidentiality Period, all Confidential Information obtained by Buyer (or its Affiliates or Representatives) from AstraZeneca (or its Affiliates or Representatives) (the “AstraZeneca Confidential Information”) shall be used by Buyer solely as required to (a) perform its obligations or exercise or enforce its rights and remedies under this Supply Agreement, the Purchase Agreement or any other Ancillary Agreement or (b) comply with applicable Law or its or its Affiliates’ respective regulatory, stock exchange, Tax or financing reporting requirements (each of (a) and (b), a “Buyer Permitted Purpose”), and for no other purpose.  During the Confidentiality Period, Buyer shall (i) not disclose, or permit the disclosure of, any of AstraZeneca Confidential Information to any Person except those Persons to whom such disclosure is necessary in connection with a Buyer Permitted Purpose and who are advised of the confidential nature of the Confidential Information and directed to comply with the confidentiality and non-use obligations under this Clause 13; and (ii) treat, and will cause its Affiliates and the Representatives of Buyer or any of its Affiliates to treat, AstraZeneca Confidential Information as confidential, using the same degree of care as Buyer normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.  Buyer shall be responsible for any use or disclosure of AstraZeneca Confidential Information by any of Buyer’s Affiliates or Representatives that would breach this Clause 13 if such Affiliate or Representative was a party hereto.

13.4                        In the event either Party is requested pursuant to, or required by, applicable Law to disclose any of the other Party’s Confidential Information (i.e., AstraZeneca Confidential Information or Buyer Confidential Information, as applicable), it will notify the other Party in a timely manner so that such Party may seek a protective order or other appropriate remedy at such Party’s expense or, in such Party’s sole discretion, waive compliance with the confidentiality provisions of this Supply Agreement.  Each Party will cooperate in all reasonable respects in connection with any reasonable actions to be taken for the foregoing purpose.  In any event, the Party requested or required to disclose such Confidential Information may furnish it as requested or required pursuant to applicable Law (subject to any such protective order or other appropriate remedy) without liability hereunder, provided that such Party furnishes only that portion of the Confidential Information which such Party is advised by counsel is legally required, and such Party exercises reasonable efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

13.5                        Nothing in this Clause 13 shall be construed as preventing or in any way inhibiting either Party from (i) complying with applicable Law, including any applicable Law governing

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activities and obligations undertaken pursuant to this Supply Agreement, the Purchase Agreement or any Ancillary Agreement in any manner which it reasonably deems appropriate, or (ii) making disclosures to lenders, investors or potential purchasers of any Party or any Affiliate thereof so long the as person receiving any Confidential Information agrees to keep the same confidential pursuant to a written agreement with such Party or an Affiliate thereof.

13.6                        Press Releases; Public Announcements. Except to the extent permitted by the Purchase Agreement, Buyer and AstraZeneca agree not to issue any press releases or public announcements concerning this Supply Agreement (and to ensure that their respective Affiliates do not do so) without the prior written consent of the other Party to the form, timing and content of any such release or announcement, except (i) as required by applicable Laws, including disclosure required by any securities exchange, or (ii) in connection with the enforcement of any rights or remedies pursuant to this Supply Agreement, the Purchase Agreement or any Ancillary Agreement.  The Parties acknowledge that Buyer or an Affiliate thereof intends to file a copy of this Agreement with the U.S. Securities and Exchange Commission and to seek confidential treatment of portions hereof to the extent permitted by applicable Law.  Prior to making any such filing, Buyer shall provide AstraZeneca and its counsel with a redacted version of this Agreement that it intends to file, and will consider in good faith any comments provided by AstraZeneca or its counsel and use commercially reasonable efforts to ensure the confidential treatment by such Governmental Authority of those sections that Buyer deems reasonably appropriate taking into account any such sections specified by AstraZeneca or its counsel for redaction and confidentiality.

13.7                        Injunctive Relief. Each Party acknowledges that damages resulting from disclosure of Confidential Information not permitted hereby shall be an insufficient remedy and that in the event of any such disclosure or any indication of an intent to disclose such information, the other Party shall be entitled, by way of private litigation, injunctive relief or other equitable relief in addition to any and all remedies available at law or in equity.  Each Party hereby waives (a) any requirement that the other Party post a bond or other security as a condition for obtaining any such relief, and (b) any defenses in any action for injunctive relief, including the defense that a remedy at law would be adequate.

13.8                        Return or Destruction of Confidential Information. Subject to Clause 13.9, on expiry or termination of this Supply Agreement, the Receiving Party shall return to the Disclosing Party all copies containing Confidential Information of the Disclosing Party or, at the Disclosing Party’s option, destroy all copies of such Confidential Information. The return or destruction of the Confidential Information of the Disclosing Party will not affect the receiving Party’s obligation to observe the confidentiality and non-use restrictions in respect of that Confidential Information set out in this Supply Agreement.

13.9                        Permitted Retention of Confidential Information. Each Party may keep one copy of Confidential Information for evidence purposes at a secure place subject to the confidentiality and non-use obligations provided in this Clause 13. The aforementioned return and destruction obligation shall not apply to electronic copies of Confidential Information which are rightfully contained in computers, word processors, communication systems and system-backup media (collectively “IT Media”) which do not need to be destroyed or returned, provided that such IT Media are: (a) overwritten in the ordinary course of their reuse; or (b) at all times maintained in confidence and not readily accessible and the receiving Party shall treat such copies as confidential in accordance with this Clause 13.

14.                               INDEMNIFICATION

14.1                        Indemnification of AstraZeneca.  Subject to this Clause 14, Buyer shall indemnify and hold harmless AstraZeneca and its Affiliates, and their respective officers, directors, employees

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and agents (collectively, “AstraZeneca Indemnitees”) from and against, and compensate and reimburse the AstraZeneca Indemnitees for, any and all Losses suffered by them in connection with any and all Litigation by Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (a) any breach by Buyer of any term of this Supply Agreement, (b) the fraud or willful misconduct on the part of any Buyer Indemnitee in the performance of Buyer’s obligations under this Supply Agreement or (c) the Exploitation of the Supplied Product by or on behalf of Buyer, its Affiliates, licensees, sublicensees or distributors, except, in each case ((a), (b) and (c)), to the extent of those Losses for which AstraZeneca has an obligation to indemnify any Buyer Indemnitees pursuant to Clause 14.2, as to which Losses each Party shall indemnify the other Party and the AstraZeneca Indemnitees or Buyer Indemnitees, as applicable, to the extent of its liability for such Losses.

14.2                        Indemnification of Buyer. Subject to this Clause 14, AstraZeneca shall indemnify and hold harmless Buyer and its Affiliates, and their respective officers, directors, employees and agents (collectively, “Buyer Indemnitees”) from and against, and compensate and reimburse Buyer Indemnitees for, any and all Losses suffered by them in connection with any and all Third Party Claims arising from or occurring as a result of (a) any breach by AstraZeneca of any term of this Supply Agreement, or (b) the fraud or willful misconduct on the part of any AstraZeneca Indemnitee in the performance of AstraZeneca’s obligations under this Supply Agreement, except to the extent of those Losses for which Buyer has an obligation to indemnify any AstraZeneca Indemnitee pursuant to Clause 14.1, as to which Losses each Party shall indemnify the other Party and the AstraZeneca Indemnitees or Buyer Indemnitees, as applicable, to the extent of its liability for such Losses.

14.3                        Indemnification Claim Procedure.  All indemnification claims in respect of Buyer or any Buyer Indemnitee shall be made solely by Buyer and all indemnification claims in respect of AstraZeneca or any AstraZeneca Indemnitee shall be made solely by AstraZeneca and, in each case, shall be governed by Section 7.2 of the Purchase Agreement, which shall apply mutatis mutandis, including as to control of proceedings and settlement.  Notwithstanding the foregoing, in the event of a Third Party Claim for which AstraZeneca is entitled to control the defense under this Supply Agreement and the Distributor (as defined in the AG Agreement) is entitled to control the defense under the AG Agreement, the Distributor shall be entitled to control the defense of such Third Party Claim.  In such case, Buyer shall (a) keep AstraZeneca reasonably informed with respect to such Third Party Claim (including with respect to all material proceedings), (b) to the extent Buyer is able to provide input to the Distributor with respect to the defense of such Third Party Claim, provide AstraZeneca a reasonable opportunity to provide its input, and (c) provide AstraZeneca with copies of material pleadings and filings with respect to such Third Party Claim.

14.4                        No Limitation on Direct Claims.  Subject to the terms of Clause 15 of this Supply Agreement, this Clause 14 shall not preclude a Party from exercising any rights or remedies available to it under this Agreement, at law or in equity in respect of any claim (other than a Third Party Claim, which shall be subject to the terms of this Clause 14) for Losses incurred by such Party arising from the breach by the other Party of, or other non-compliance, negligence or other actions or omission by such other Party, in each case under the terms of this Supply Agreement or in respect of the transactions contemplated hereby.

15.                               LIABILITY

15.1                        Disclaimer. Except to the extent set out expressly in this Supply Agreement, the Purchase Agreement or the other Ancillary Agreements, all conditions, warranties or other terms which might have effect between the Parties or be implied or incorporated into this Supply Agreement, the Purchase Agreement or the other Ancillary Agreements (whether by statute, common law or otherwise) are hereby excluded to the fullest extent permitted by applicable Laws. Without prejudice to the general nature of the previous sentence, unless this Supply

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Agreement, the Purchase Agreement or the other Ancillary Agreements specifically state otherwise, neither AstraZeneca nor Buyer makes any representations or warranties with respect to any Supplied Product, including any representations or warranties as to non-infringement or fitness for a particular purpose.

15.2                        Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW, NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, UNLESS RESULTING FROM A PARTY’S OR ITS AFFILIATES OR PERMITTED SUB-CONTRACTORS WILLFUL MISCONDUCT OR FRAUD, A BREACH OF CLAUSE 13 HEREOF OR ARISING FROM INDEMNIFICATION OBLIGATIONS UNDER CLAUSE 14 WITH RESPECT TO THIRD PARTY CLAIMS, IN NO EVENT SHALL ASTRAZENECA, ON THE ONE HAND, OR BUYER, ON THE OTHER HAND, BE LIABLE TO THE OTHER OR THEIR AFFILIATES FOR ANY FOR ANY CLAIMS, DEMANDS OR SUITS FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR MULTIPLE DAMAGES, FOR LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE), CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION HEREWITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY.

15.3                        Maximum Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW, NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, UNLESS RESULTING FROM A PARTY’S OR ITS AFFILIATES’ OR ITS PERMITTED SUB-CONTRACTOR’S WILLFUL MISCONDUCT OR FRAUD, A BREACH OF CLAUSE 13 HEREOF OR ARISING FROM INDEMNIFICATION OBLIGATIONS UNDER CLAUSE 14 WITH RESPECT TO THIRD PARTY CLAIMS, THE AGGREGATE LIABILITY OF ASTRAZENECA UNDER OR IN CONNECTION WITH THIS SUPPLY AGREEMENT SHALL NOT EXCEED [***].

15.4                        Recovery of Damages. Neither Party shall be entitled under any provision of this Supply Agreement to recover damages, or obtain payment, reimbursement, restitution or indemnity more than once in respect of the same loss, shortfall, damage, deficiency, breach or other event or circumstance.

16.                               INSURANCE

16.1                        Insurance. Each Party shall, and shall ensure that their respective Affiliates shall, take out and maintain such types and amounts of liability insurance or, if applicable, self-insurance to cover liabilities related to its activities under this Supply Agreement as is normal and customary in the pharmaceutical industry generally for Persons similarly situated, and shall upon request provide to the other Party evidence of such insurance coverage. Such insurance coverage shall remain in effect throughout the Supply Term and for a period of three years thereafter.

17.                               FORCE MAJEURE

17.1                        Force Majeure.  Except for the obligation to pay monies due and owing, neither Party shall be liable for any failure to perform or any delays in performance, and no such Party shall be deemed to be in breach or default of its obligations set forth in this Supply Agreement, if, to the extent and for so long as, such failure or delay is due to any Force Majeure Event.  In the event of a Force Majeure Event, the Party prevented from or delayed in performing shall

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promptly give notice to the other Party and shall use Commercially Reasonable Efforts to avoid or minimize the delay.  In the event that the delay continues for a period of at least 30 days, the Party affected by the other Party’s delay may elect to suspend performance and extend the time for performance for the duration of the Force Majeure Event.

18.                               TERM AND TERMINATION

18.1                        Term. This Supply Agreement commences on the Effective Date and has an initial term of 10 years ending on the 10 year anniversary of the Effective Date (“Initial Term”).  Effective on and following the 10th anniversary of the Effective Date, AstraZeneca will continue to Manufacture and supply Supplied Product and this Agreement shall remain in full force and effect (such period during which this Agreement remains in effect following such 10th anniversary being referred to herein as the “Remaining Term”, and together with the Initial Term, the “Supply Term”) unless earlier terminated pursuant to Clause 18.2 (Termination by AstraZeneca), Clause 18.3 (Termination by Buyer), or Clause 18.4 (Termination by Either Party), but subject always to terms set forth in Clause 19.5 (AstraZeneca Obligation to Supply until Technology Transfer).

18.2                        Termination by AstraZeneca.  Subject to Clause 19.2 (Effect of Termination by AstraZeneca) and Clause 19.5 [***], following the Initial Term, AstraZeneca may, upon providing Buyer 12 calendar months’ prior written notice, inform Buyer that it wishes to discontinue the Manufacture and supply of the Supplied Product and terminate this Supply Agreement, provided that, for the avoidance of doubt, the delivery of such written notice (with or without the passage of such time) shall not result in the termination of, or have any impact on the rights and obligations of the Parties under, this Agreement, it being agreed that following the delivery of such notice, this Agreement shall only terminate (if at all) in accordance with the terms set forth in Clause 19.2(a) (Effect of Termination or Notice of Intent to Terminate by AstraZeneca with Identified Third Party) or Clause 19.2(b) (Effect of Termination or Notice of Intent to Terminate by AstraZeneca without Identified Third Party).

18.3                        Termination by Buyer.  Subject to Clause 19.3 (Effect of Termination by Buyer) and Clause 19.5 [***]:

(a)                                 following the [***] anniversary of the Effective Date, Buyer may terminate this Supply Agreement without cause on 12 calendar months’ prior written notice to AstraZeneca; and

(b)                                 following the Initial Term, Buyer may, upon providing AstraZeneca 12 calendar months’ prior written notice, terminate this Supply Agreement without cause.

18.4                        Termination by Either Party.

(a)                                 In the event that either Party (the “Breaching Party”) breaches any of its material obligations under this Supply Agreement, subject (as applicable) to the terms set forth in Clause 19.5 [***], the other Party may terminate this Supply Agreement upon [***] days’ prior written notice (such 90-day period, the “Notice Period”) to the Breaching Party, specifying the breach and its claim of right to terminate; provided, that, without limitation of the terms set forth in Clause 19.5 [***], the termination of this Supply Agreement shall not become effective at the end of the Notice Period if (i) the Breaching Party cures such breach during the Notice Period or (ii) such breach cannot be cured during the Notice Period and the Breaching Party commences and diligently pursues actions to cure such breach within the Notice Period, in which case the Breaching Party shall have an additional [***]-day period to cure such breach before such termination shall become effective; provided, further, that the Notice Period for any breach of an undisputed payment obligation hereunder shall be [***]

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days and such [***]-day period shall not be subject to extension in accordance with the preceding proviso.  [***].

(b)                                 Subject (as applicable) to the terms set forth in Clause 19.5 [***], either Party may terminate this Supply Agreement immediately upon written notice to the other Party if the other Party (i) files in any court or with any other Governmental Authority, pursuant to any Law of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets; (ii) enters into a written agreement of composition or extension of its debts (other than extension of debts in the ordinary course of business); (iii) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within 60 days after the filing thereof; (iv) consents to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Party or for any substantial part of its property or makes any assignment for the benefit of creditors; (v) admits in writing its inability to pay its debts generally as they become due; or (vi) has issued or levied against its property any judgment, writ, warrant of attachment or execution or similar process that represents a substantial portion of its property.

(c)                                  Subject to the terms set forth in Clause 19.5 [***], this Supply Agreement may be terminated upon the mutual written agreement of Buyer and AstraZeneca at any time.

19.                               EFFECT OF TERMINATION

19.1                        Effect of Termination.  Except as otherwise set forth herein, the termination of this Supply Agreement for any reason shall be without prejudice to either Party’s other rights and remedies or to any accrued rights and liabilities as the date of such termination.  Upon termination of this Supply Agreement for any reason:

(a)                                 except where this Supply Agreement is terminated by AstraZeneca under Clause 18.4(a) (Termination by AstraZeneca for Buyer Material Breach) or Clause 18.4(b) (Termination by AstraZeneca for Buyer Insolvency), in which case, all unfilled Purchase Orders may, at AstraZeneca’s option, be cancelled, AstraZeneca will continue to process and fulfill any Purchase Orders for Supplied Product which have been placed prior to the date of such termination and Buyer will buy such Supplied Product in accordance with the terms hereof, provided that all Purchase Orders, other than the foregoing, will be cancelled;

(b)                                 Buyer shall pay all undisputed sums owed to AstraZeneca pursuant to this Supply Agreement within [***] days after receiving an invoice for the same;

(c)                                  Except where this Supply Agreement is terminated by AstraZeneca under Clause 18.2 (Termination by AstraZeneca), by Buyer under Clause 18.4(a) (Termination by Buyer for AstraZeneca Material Breach) or by Buyer under Clause 18.4(b) (Termination by Buyer for AstraZeneca Insolvency) and subject to mutual agreement of the Parties if this Agreement is terminated by the Parties pursuant to Section 18.4(c) (Termination by Mutual Agreement), Buyer shall reimburse AstraZeneca for:

(i)                                     any commitments or obligations that were made by AstraZeneca or its Affiliates to Third Parties for the sole purpose of performing its obligations under this Supply Agreement, which cannot be cancelled by AstraZeneca or its Affiliates or refunded or credited by such Third Party or which relate to materials that were purchased by AstraZeneca or its Affiliates from Third Parties for the sole purpose of performing its obligations under this Supply

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Agreement and which cannot reasonably be used by AstraZeneca or its Affiliates in the ordinary course of business; and

(ii)                                  any write-off costs (including waste disposal costs) for inventories of the Supplied Product or materials that were purchased by AstraZeneca or its Affiliates from Third Parties for the sole purpose of performing its obligations under this Supply Agreement and which AstraZeneca or its Affiliates are not reasonably able to re-utilize elsewhere in their respective businesses;

in each case (i) and (ii), to the extent such commitments, obligations and inventories were reasonable in light of Buyer’s most recent Forecast, provided that in no event shall the payment obligations of Buyer pursuant to this Clause 19.1(c) exceed an amount equal to [***].

19.2                        Effect of Termination or Notice of Intent to Terminate by AstraZeneca.

(a)                                 If (i) AstraZeneca informs Buyer in writing in accordance with Clause 18.2 (Termination by AstraZeneca) of its desire to discontinue the supply and Manufacture of the Supplied Product following the 10th anniversary of the Effective Date, and (ii) in connection therewith, AstraZeneca has identified a Third Party that proposes to supply and Manufacture the Supplied Product on behalf of AstraZeneca (either following a Technology Transfer to such Third Party or after the Third Party acquires the Facility), then AstraZeneca will (A) provide for the continued supply and Manufacture of the Supplied Product to Buyer on the same terms and conditions as set forth in this Supply Agreement pursuant to a written agreement that is entered into by Buyer and such Third Party (the “Replacement Supply Agreement”), (B) use reasonable efforts to effectuate a Technology Transfer pursuant to Clause 19.7 to such Third Party manufacturer and (C) pay for [***] in connection with such Technology Transfer.  Buyer shall execute any such Replacement Supply Agreement.  Notwithstanding the foregoing, this Agreement shall not terminate pursuant to Clause 18.2 (Termination by AstraZeneca) unless and until all of the following conditions are satisfied (and, if this Agreement shall terminate upon the satisfaction of such conditions, such termination shall be deemed to have been effected pursuant to Clause 18.2 (Termination by AstraZeneca)): (1) the Technology Transfer shall have been completed to the reasonable satisfaction of the Parties; (2) Buyer and the Third Party manufacturer shall have entered into the Replacement Supply Agreement, and such Third Party manufacturer shall commence the Manufacturing and supply of Supplied Product to Buyer pursuant to the terms thereof; and (3) AstraZeneca shall have paid all amounts required to be paid by it pursuant to clause (C) of the immediately preceding sentence.

(b)                                 If (i) AstraZeneca informs Buyer in writing in accordance with Clause 18.2 (Termination by AstraZeneca) of its desire to discontinue the supply and Manufacture of the Supplied Product following the 10th anniversary of the Effective Date, and (ii) AstraZeneca has not identified a Third Party that proposes to Manufacture the Supplied Product, then AstraZeneca will (A) provide written thereof to Buyer stating its desire to terminate this Agreement two years following the delivery thereof, (B) use reasonable efforts to identify a Third Party that could Manufacture and supply the Supplied Product, (C) use reasonable efforts to effectuate a Technology Transfer pursuant to Clause 19.7 to a Third Party manufacturer that may thereafter be identified by AstraZeneca or Buyer, and (D) pay for [***] in connection with such Technology Transfer.  Notwithstanding the foregoing, this Agreement shall not terminate pursuant to Clause 18.2 (Termination by AstraZeneca) unless and until all of the following conditions are satisfied (and, if this Agreement shall terminate upon

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the satisfaction of such conditions, such termination shall be deemed to have been effected pursuant to Clause 18.2 (Termination by AstraZeneca): (1) the Technology Transfer shall have been completed to the reasonable satisfaction of the Parties; (2) Buyer and the Third Party manufacturer shall have entered into a supply agreement for the supply of the Supplied Product on terms reasonably acceptable to Buyer (and Buyer shall negotiate in good faith and use its commercially reasonable efforts to promptly enter into such supply agreement), and such Third Party manufacturer shall commence the Manufacturing and supply of Supplied Product to Buyer pursuant to the terms thereof; and (3) AstraZeneca shall have paid all amounts required to be paid by it pursuant to clause (D) of the immediately preceding sentence.

(c)                                  AstraZeneca will use reasonable efforts to effect a Technology Transfer pursuant to Clause 19.7 in connection with any termination by AstraZeneca pursuant to Clause 18.4(a) (Termination by AstraZeneca for Buyer Material Breach) or a termination by AstraZeneca pursuant to Section 18.4(b) (Termination by AstraZeneca for Buyer Insolvency), provided that (i) all reasonable costs and expenses incurred by AstraZeneca, Buyer or their respective Affiliates in connection therewith shall be paid by Buyer, and (ii) AstraZeneca shall not have any responsibility with respect to a Technology Transfer if such termination is based on Buyer’s breach of any undisputed payment obligation or a termination pursuant to Clause 18.4(b) (Termination by AstraZeneca for Buyer Insolvency), unless (in the case of this clause (ii)) all undisputed amounts are paid in full and adequate assurance of payment is delivered to AstraZeneca and is reasonably acceptable thereto.

19.3                        Effect of Termination by Buyer.

(a)                                 AstraZeneca will not have any responsibility with respect to a Technology Transfer in connection with any termination by Buyer pursuant to Clause 18.3(a) (Termination by Buyer following the [***] Anniversary).

(b)                                 If Buyer elects to terminate this Supply Agreement pursuant to Clause 18.3(b) (Termination by Buyer following the Initial Term) (other than (i) any time at which Buyer is entitled to terminate this Supply Agreement pursuant to Clause 18.4(a) (Termination by Buyer for AstraZeneca Material Breach), (ii) any time following delivery by AstraZeneca of notice informing Buyer in accordance with Clause 18.2 (Termination by AstraZeneca) of its desire to discontinue the supply and Manufacture of the Supplied Product following the 10th anniversary of the Effective Date), or (iii) at any time at which Buyer is entitled to terminate this Supply Agreement pursuant to Clause 18.4(b) (Termination by Buyer for AstraZeneca Insolvency)), AstraZeneca will provide such cooperation in connection with a Technology Transfer as Buyer may reasonably request, [***].

(c)                                  If Buyer elects to terminate this Supply Agreement pursuant to Clause 18.4(a) (Termination by Buyer for AstraZeneca Material Breach), Clause 18.4(b) (Termination by Buyer for AstraZeneca Insolvency) or Clause 18.3(b) (Termination by Buyer following the Initial Term) (if, solely in the case of a termination pursuant to Clause 18.3(b) (Termination by Buyer following Initial Term), at the time of Buyer’s notice of termination, (x) Buyer is entitled to terminate this Supply Agreement pursuant to Clause 18.4(a) (Termination by Buyer for AstraZeneca Material Breach), (y) Buyer is entitled to terminate this Supply Agreement pursuant to Clause 18.4(b) (Termination by Buyer for AstraZeneca Insolvency) or (z) subject to Clause 19.6, if AstraZeneca has notified Buyer of its election to discontinue the supply Manufacture of the Supplied Product), then AstraZeneca will (i) use reasonable efforts to effectuate a Technology Transfer

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pursuant to Clause 19.7 and (ii) pay for [***] in connection with such Technology Transfer.

19.4                        Effect of Mutual Termination.  If this Supply Agreement is terminated by the Parties pursuant to Clause 18.4(c) (Mutual Termination), AstraZeneca will provide such cooperation in connection with a Technology Transfer as Buyer may reasonably request and the allocation the costs and expenses incurred in connection therewith shall be as agreed by the Parties in connection with such termination of this Supply Agreement.

19.5                        [***].

19.6                        [***].

19.7                        Manufacturing Technology Transfer.  Other than in connection with a termination by AstraZeneca pursuant to Clause 18.4(a) (Termination by AstraZeneca for Material Breach by Buyer) or Clause 18.4(b) (Termination by AstraZeneca for Buyer Insolvency), as a result of which AstraZeneca is not required to take the actions described in this Clause 19.7 pursuant to the terms set forth in Clause 19.2(c), or a termination by Buyer pursuant to Clause 18.3(a) (Termination by Buyer following the [***] Anniversary), promptly following notice of termination of this Supply Agreement in accordance with any of the terms hereof, or if required pursuant to Clause 19.6 [***], or if Buyer has the right to source alternative sources of supply and Manufacture of the Supplied Product pursuant to Clause 2.1, and subject to the limitations of Clause 19.8 (Technology Transfer Limitations) and the other terms of this Agreement, the Parties shall work together to agree to a plan for transitioning the Manufacturing Know-How (a “Technology Transfer”) to Buyer or its Third Party manufacturer (Buyer or such Third Party, the “Technology Recipient”), including a targeted completion date for such Technology Transfer, and the Parties shall, and shall otherwise cause their Affiliates to, use commercially reasonable efforts to assist and cooperate in respect of any Technology Transfer.  Such assistance shall include AstraZeneca providing such information, data and documentation in respect of the Supplied Products, the materials and the Manufacturing process in respect thereof as Buyer may reasonably request, supplier information with respect to the Supplied Product, batch records in respect of any Supplied Product and artwork, logos and the like in respect thereof) and such other information and data as may be reasonably necessary to qualify the Technology Recipient with any Regulatory Authority for purposes of Manufacturing and supplying the Supplied Product (including as to any information, data or documentation that such Technology Recipient may be required to provide to, or include in any filing or application made to, any Regulatory Authority in respect of the qualification of such Technology Recipient for the Manufacturing and supply of Supplied Products).  Each Party shall, and Buyer shall use Commercially Reasonable Efforts to cause any selected Third Party manufacturer to use Commercially Reasonable Efforts to perform its obligations under such plan in accordance with the timelines set out therein.  All documents transmitted to the Technology Recipient in connection with a Technology Transfer shall be transmitted electronically unless otherwise required by applicable Law in order to effect the Technology Transfer.  Neither AstraZeneca nor its Affiliates will be required to transfer to the Technology Recipient any data, information or documents not in the possession of AstraZeneca or its Affiliates or that cannot be reasonably obtained thereby.

19.8                        Technology Transfer Limitations.  In no event shall AstraZeneca be required to transfer the Manufacturing Know-How to more than one Technology Recipient at the request of Buyer.  Buyer (or a Third Party Technology Recipient at Buyer’s direction) shall obtain and make available such information, personnel, products, materials, services, facilities and other resources, and take such other actions, as are reasonably necessary to enable AstraZeneca to transition the Manufacturing Know-How to the Technology Recipient, including those set forth in the technology transfer plan(s) to be agreed to by the Parties.  Buyer acknowledges

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that the timely and successful transfer of the Manufacturing Know-How to the Technology Recipient depends on the cooperation of and availability of information, personnel, products, materials, services, facilities and other resources by or on behalf of Buyer or the taking of certain actions by or on behalf of Buyer.  Buyer acknowledges and agrees that AstraZeneca provides no assurances or guarantee that the Manufacturing Know-How shall be successfully transferred to the Technology Recipient.

19.9                        Survival. Any provision of this Supply Agreement which expressly or by implication is intended to come into or continue in force on termination or expiry of this Supply Agreement, including Clauses 1, 8 (to the extent that payments to AstraZeneca are due or still owing), 9 (to the extent that payments to AstraZeneca are due or still owing), 11, 12.2, 13, 14, 15, 16, 18, 19 and 22 shall remain in full force and effect.

20.                               INDEPENDENT CONTRACTORS

20.1                        Independent Contractors. AstraZeneca is acting as an independent contractor under this Supply Agreement. Nothing in this Supply Agreement or any circumstances associated with it or its performance give rise to any relationship of agency, partnership or employer and employee between Buyer and (i) AstraZeneca, (ii) AstraZeneca’s Affiliates and (iii) AstraZeneca’s and its Affiliates’ respective Personnel directly and effectively involved, if any, in the performance of this Supply Agreement, nor authorize either Party to make or enter into any commitments for or on behalf of the other Party.

21.                               NOTICES

21.1                        Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Supply Agreement (each, a “Notice”) shall be in writing, shall refer specifically to this Supply Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission or by email of a PDF attachment (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified below or to such other address as the Party to whom notice is to be given may have provided to the other Party at least 10 days prior to such address taking effect in accordance with this Clause 21.1.  Such Notice shall be deemed to have been given as of the date delivered by hand or internationally recognized overnight delivery service or confirmed that it was received by facsimile or email (with receipt confirmed by telephone or, solely in the case of facsimile, by email or by delivery (in addition to such facsimile) of such communication by internationally recognized overnight delivery service that maintains records of delivery).  Any Notice delivered by facsimile or email shall be confirmed by a hard copy delivered as soon as practicable thereafter.

For notices to AstraZeneca:

Address:                         AstraZeneca AB

151 85 Södertälje, Sweden

Attention:                 Deputy General Counsel, Corporate

with a copy to (which shall not constitute effective notice):

Address:                         AstraZeneca Pharmaceuticals LP

1800 Concord Pike

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Wilmington, DE 19086

E-mail:                                Richard.Kenny@astrazeneca.com

Attention:                 Richard Kenny

For notices to Buyer:

Address:                         Aralez Pharmaceuticals Trading DAC

56 Fitzwilliam Square

Dublin 2, Ireland

Fax:                                               +353 61 363 682

Attention:                 Andrew I. Koven, Director

with a copy to (which shall not constitute effective notice):

Address:                         Aralez Pharmaceuticals Inc.

7100 West Credit Avenue, Suite 101

Mississauga, Ontario L5N 0E4, Canada

Fax:                                               +1 (347) 983-6777

Attention:                 Eric L. Trachtenberg

21.2                        Day-to-day Communications. Day-to-day communications relating to the operation of this Supply Agreement, including Forecasts and Purchase Orders shall be in writing (which for this purpose may include e-mail) and shall be delivered by e-mail to the Account Managers appointed by the Parties or to such other persons as those Account Managers may agree and shall be deemed to be delivered when the e-mail is sent or if outside normal business hours in the country where the recipient is generally located, the following working day in such country.

22.                               MISCELLANEOUS

22.1                        Setoff Rights.  Neither Party shall have any right of setoff of any amounts due and payable, or any Liabilities arising, under this Supply Agreement against any other amounts due and payable under this Supply Agreement or any amounts due and payable, or any Liabilities arising, under the Purchase Agreement or any other Ancillary Agreement.  The payment obligations under each of this Supply Agreement and the Purchase Agreement and Ancillary Agreements remain independent obligations of each Party, irrespective of any amounts owed to any other Party under this Supply Agreement or the respective Purchase Agreement or Ancillary Agreements.

22.2                        Amendment and Waiver.

(a)                                 This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

(b)                                 Any term or condition of this Supply Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective

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unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

22.3                        Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart of a signature page of this Supply Agreement by facsimile or other electronic transmission (including in portable document format (.pdf), as a joint photographic experts group (.jpg) file, or otherwise) shall be effective as delivery of a manually executed original counterpart of this Supply Agreement.

22.4                        Severability. If any provision of this Supply Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of either Party under this Supply Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Supply Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Supply Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Supply Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

22.5                        Headings. The headings used in this Supply Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

22.6                        Assignment.  Subject to AstraZeneca’s right under Clause 3.1 to effect a Packaging Transfer and retain a Third Party packager, neither this Supply Agreement nor either Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Supply Agreement or any of such rights or obligations by either Party without the prior written consent of the other Party shall be void and of no effect; provided, however, that either Party may assign or delegate any or all of its rights or obligations hereunder to an Affiliate without prior written consent (but subject to providing prior written notice), and Buyer may collaterally assign this Supply Agreement to any Financing Source (or other lender of Buyer or any Affiliate thereof), pursuant to the Credit Agreement (or any other lending facility under which Buyer or any of its Affiliates obtains funding), without the prior written consent of Seller, but, in each case, the assigning Party shall remain responsible for all of its obligations hereunder notwithstanding any such assignment.  Subject to the preceding sentence, this Supply Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.  Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Supply Agreement or otherwise makes or receives payments from a jurisdiction other than the jurisdiction in which such party is organized (each, an “Assignment”), and immediately after such Assignment the amount of Tax required to be withheld or paid on any payment pursuant to this Supply Agreement is greater than the amount of such Tax that would have been required to have been withheld absent such Assignment, then such increased withholding tax shall be borne by the Party making such Assignment.  Notwithstanding anything contained in this Agreement to the contrary, the purchase by any Person of the Facility or all or substantially all of the assets thereof or of AstraZeneca or its Affiliates that are utilized at the Facility or in connection with

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the supply and Manufacture of Supplied Product shall have no effect on this Agreement, which shall remain in full force and effect unless otherwise terminated in accordance with Clause 18 (and then subject to Clause 19).

22.7                        Intentionally Omitted.

22.8                        No Benefit to Third Parties.  The covenants and agreements set forth in this Supply Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of any indemnified Person under Clause 14, they shall not be construed as conferring any rights on any other Persons.

22.9                        Entire Agreement. This Supply Agreement, together with the Purchase Agreement, the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Disclosure Schedules, the other Ancillary Agreements and the other agreements, certificates and documents delivered in connection with the Purchase Agreement or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof.  In the event of any inconsistency between any such Schedules and Exhibits and this Supply Agreement, the terms of this Supply Agreement shall govern.  In the event of any inconsistency between this Supply Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall govern.

22.10                 Governing Law, Jurisdiction and Venue.

(a)                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Supply Agreement to the substantive Law of another jurisdiction.

(b)                                 Jurisdiction.  The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Supply Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.  The Parties irrevocably and unconditionally waive their right to a jury trial in connection with any Litigation arising out of or relating to this Supply Agreement or the transactions contemplated hereby.

(c)                                  Venue.  The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Supply Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(d)                                 Service.  Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Clause 21 shall be effective service of process for any action, suit or proceeding brought against it under this Supply Agreement in any such court.

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22.11                 Delivery of Agreement. The Parties do not intend this Supply Agreement to be delivered by, or to become legally binding on, any of them until the date of this Supply Agreement is written at its head, notwithstanding that one or more of them may have executed this Supply Agreement prior to that date being inserted.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties have executed this Supply Agreement as of the date first written above.

ASTRAZENECA AB

By:
Name:
Title:

ARALEZ PHARMACEUTICALS TRADING DAC

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPLY AGREEMENT]

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SCHEDULE 1

SUPPLY PRICE

Supply Price per Tablet for Supplied Product (by SKU)

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i

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SCHEDULE 2

DOCUMENTATION TO ACCOMPANY DELIVERIES

•                  Pack list

•                  Bill of Lading (truck shipment) or AWB (airway bill for air shipment)

•                  Certificate of Analysis (and where relevant, Certificate of Origin)

•                  Or as otherwise specified in the Quality Agreement or as mutually agreed

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SCHEDULE 3

SPECIFICATION

See attached.

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SCHEDULE 4

MINIMUM ORDER QUANTITIES

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